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  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2026
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Goosehead Insurance, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38466	82-3886022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Solana Boulevard, Ste. 4500
Westlake, Texas 76262
(Address of Principal Executive Offices, and Zip Code)

214-838-5500
Registrant’s Telephone Number, Including Area Code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.01 per share	GSHD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Goosehead Insurance, Inc. (the “Company”) on a Current Report on Form 8-K filed on March 30, 2026, the Company announced that John O’Connor, the Company’s General Counsel, was leaving the Company effective immediately. Subsequent to that announcement, Mr. O’Connor entered into a Separation Agreement with the Company, dated as of April 3, 2026 (the “Separation Agreement”), that provides for the terms relating to Mr. O’Connor’s separation from the Company.

Pursuant to the terms of the Separation Agreement, effective as of March 29, 2026, Mr. O’Connor will provide consulting services to the Company through September 30, 2026 in order to effectuate a smooth transition of responsibilities. Subject to his continued compliance with his applicable covenants, Mr. O’Connor will receive consultancy fees in an amount equal to six months of his base salary, continued vesting of his outstanding equity awards and a stipend to offset six months of COBRA coverage expenses.

A copy of the Separation Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOSEHEAD INSURANCE, INC.

Date: April 8, 2026	By:	/s/ Mark Miller
	Name:	Mark Miller
	Title:	President and Chief Executive Officer